POWER OF ATTORNEY

	Know all by these presents, that the undersigned

hereby constitutes and appoints each of Jeff Heavrin, Benjamin F.
Parrish,
Jr., Robert Votteler and Jonathan Stanley signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)	execute for
and on behalf of
the undersigned, in the undersigned's capacity as an officer and/or director of Central Parking Corporation (the "Company"),
Forms 3, 4, and 5
in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and
the rules thereunder;

(2)	do and perform
any and all acts for and on
behalf of the undersigned which may be
necessary or desirable to complete
and execute any such Form 3, 4, or 5,
complete and execute any amendment or
amendments thereto, and timely file
such form with the United States
Securities and Exchange Commission and
any stock exchange of similar
authority; and

(3)	take any other
action of any type whatsoever in
connection with the foregoing which in
the opinion of such
attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned
hereby grants to each
such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

	This
Power of
Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the

Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

		IN WITNESS
WHEREOF,
the undersigned has caused this Power of Attorney to be executed as of this
6th day of December, 2005.


				    /s/
William B. Smith

				    _______________________


William B. Smith